Short-Term Investments (Tables)	12 Months Ended
Dec. 31, 2017
Short Term Investments [Abstract]
Schedule of Short-Term Investment Included Convertible Bonds

Short-term investments included convertible bonds with maturities less than 1 year and consisted of the following:

	As of December 31,
	2016	2017
	RMB	RMB
Convertible bonds:
Abee Semi, Inc. (“Abee”) (a)	7,198	7,208
Beijing Zulin Technology Co., Ltd. (“Zulin”) (b)	2,038	—
Zepp International Limited (“Zepp”) (c)	—	6,513
Total:	9,236	13,721

(a)

In June 2016, the Group invested RMB6,937 to acquire a convertible bond issued by Abee, a Delaware corporation, with 7% interest rate per annum and one year maturity. In June, 2017, the Group agreed to extend the maturity date for one additional year. The investment was classified as an available-for-sale investment and measured at fair value. Unrealized holding gains of RMB261 and RMB10 was reported in other comprehensive income during the years ended December 31, 2016 and 2017, respectively.

(b)

On July 25, 2016, the Group entered into a one-year convertible bond investment agreement with Zulin with principal amounted to RMB2,000 and interest rate of 4.35%. On April 20, 2017, Zulin repaid the principle and interest totaling RMB2,062. The group recognized RMB62 as realized gain from investment.

(c)

In December 2017, the Group invested RMB6,506 to acquire a convertible bond issued by Zepp, with 10% interest rate and nine months maturity. The investment was classified as an avaiable-for-sale investment and measured at fair value.